Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on form 10-KSB for the Year Ended September 30, 2006 (the “Report”) by CaminoSoft Corp., the undersigned hereby certifies that:

1.	The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

December 27, 2006

/s/ STEPHEN CROSSON
Stephen Crosson
Chief Financial Officer & Chief Operating Officer